                                     [Graphic Omitted] Tax Free
                                                       Fund of
                                                       Vermont
Vermont Fund Advisors, Inc.
128 Merchants Row
Rutland, Vermont 05701
1-800-675-3333


                                                       ANNUAL
                                                       REPORT TO
                                                       SHAREHOLDERS
                                                       December 31, 1997
[Graphic Omitted]

                                                             December 31, 1997

Dear Shareholder,

During 1997, your Fund's performance was outstanding. The Fund's total return was 7.74%, making 1997 the second best year in the Fund's history. While the Fund matched last year's tax free income distribution of 43 cents per share, the Fund also realized an increase in its net asset value, attributable to both realized and unrealized net appreciation of bonds in the Fund's portfolio, of an additional 32 cents per share.

Part of the Fund's appreciation in share price was the result of the prerefunding, early in 1997, of a large holding of Swanton Village, Vermont, Electric Department bonds owned by the Fund. This prerefunding alone contributed approximately 15 cents per share to the Fund's total return for 1997. The Fund has deliberately structured its portfolio to provide for the opportunity for the Fund to continue benefiting from such potential prerefundings in 1998 and beyond. The Fund has accomplished this by investing in several large positions of relatively higher yielding bonds that are candidates for such prerefundings in the future.

1997 also was a year of anomaly for the Fund, since most investor attention was focused on the equity markets throughout the entire year. As a result, bond funds in general, despite the fact that strong total return performances were commonplace in 1997, took a side seat to stocks in 1997 and growth in total assets was modest. The Fund shared that performance, with total assets increasing slightly less than $0.7 million in 1997, from $7.2 million to $7.9 million. Actually, during the last six months of 1997, bond funds held their own against stocks and investors began to recognize this by increasing their investments in bonds and bond funds late in the year. We anticipate that this trend will continue in 1998.

Thank you for your interest in and support of the Fund during 1997. As always, your comments and suggestions are welcomed and we encourage you to contact us at any time to discuss any aspect of the Fund's operations and performance. We look forward to continuing to meet your tax free investment needs and goals in 1998 and beyond.

                                      Yours truly,

                                  /s/ John T. Pearson
                                      John T. Pearson
                                      President

                     $10,000 Investment in Fund Compared to
                             Lehman Muni Bond Index

                        AVERAGE ANNUAL TOTAL RETURN
                        1 YEAR    5 YEAR    INCEPTION
                        7.74%     5.90%       5.72%

                             T/F Fund of Vermont          Lehman Muni Bond Index
                             -------------------          ----------------------
      9/18/91                    $10,000.00                     $10,000.00
     12/31/91                    $10,110.00                     $10,389.00
     12/31/92                    $10,651.00                     $11,198.00
     12/31/93                    $11,211.00                     $12,565.00
     12/31/94                    $11,181.00                     $11,915.00
     12/31/95                    $12,595.00                     $13,995.00
     12/31/96                    $13,169.00                     $14,590.00
     12/31/97                    $14,188.00                     $15,931.00

            Past performance is not predictive of future performance.

The graph above compares the increase in value of a $10,000 investment in the Tax Free Fund of Vermont, Inc. with the performance of the Lehman Muni Bond Index. The objective of the graph is to permit you to compare the performance of the Fund with the current market and to give perspective to market conditions and investment strategies and techniques pursued by the investment manager that materially affected the performance of the Fund. The Lehman Muni Fund Bond Index reflects reinvestment of interest payments but not the expenses of the Fund.

From its inception, the Fund has been managed in accordance with a strategy of producing a high level of income substantially free of both Vermont and federal income taxes while at the same time minimizing fluctuations in the Fund's share price. This strategy has been implemented by investing generally in long term municipal bonds of issuers in Vermont. On average, Vermont municipal bonds are generally of a higher credit quality than similar bonds nationwide. Accordingly, as interest rates rise and fall throughout an interest rate cycle, the Fund's share price tends to fluctuate less than the share prices of comparable funds nationwide. As a result, the Fund tends to underperform most municipal bond market indices while retaining more share price stability overall and more value in markets where interest rates are rising and share prices are correspondingly declining.

                              TAIT, WELLER & BAKER
                          Cerfified Public Accountants

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
Tax Free Fund of Vermont, Inc.
Rutland, Vermont

We have audited the accompanying statement of assets and liabilities of the Tax Free Fund of Vermont, Inc., including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tax Free Fund of Vermont, Inc. as of December 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                  TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
JANUARY 9, 1998

TAX FREE FUND OF VERMONT, INC.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

MUNICIPAL BONDS (101.27%)                                     MATURITY        PRINCIPAL         MARKET
                                               RATE             DATE            AMOUNT          VALUE
                                               ----             ----            ------          -----
VERMONT (85.11%)
Vermont Educational and
    Health Buildings Financing Agency
    1993 Revenue Bond
    (Norwich University Project) .............  6.0%            09/01/13      $  105,000      $  111,694
    1991 Revenue Bond (FHA Insured)
    (Helen Porter Nursing Home Project) ......  7.1%            02/01/31         275,000         297,000
    1994 Revenue Bond
    (St. Johnsbury Academy Project) ..........  7.15%           04/15/14       1,145,000       1,242,325
    1994 Revenue Bond
    (St. Johnsbury Academy Project) ..........  7.375%          04/15/24         225,000         246,094
    1993 Revenue Bond
    (Champlain College Project) ..............  6.0%            10/01/13         260,000         276,575
    1994 Revenue Bond
    (Landmark College Project) ...............  7.15%           11/01/14         500,000         566,250
    1996 Revenue Bond
    (Lyndon Institute) .......................  6.60%           12/01/14         335,000         367,662
    1996 Revenue Bond
    (Northwestern Medical Center) ............  6.25%           09/01/18         530,000         556,500
    1992 Revenue Bond
    (Middlebury College Project) .............  6.0%            11/01/22         100,000         104,500
    1996 Revenue Bond
    (Middlebury College Project) .............  5.375%          11/01/26         100,000         102,125

Vermont State Colleges
    1997 Revenue Bond ........................  5.125%          07/01/18         350,000         342,562

Vermont Housing Finance Agency
    Single Family Mortgage-Backed Bond
    1990 Series 2 ............................  7.3%            05/01/25         285,000         301,388
    1989 Series A ............................  7.85%           12/01/29         265,000         276,262
    1988 Series B ............................  8.1%            06/01/22         380,000         393,619
    1990 Series 1 ............................  8.15%           05/01/25         185,000         193,556
    1994 Series 5 ............................  6.875%          11/01/16         100,000         108,625
    1992 Series 4 ............................  5.75%           11/01/12          55,000          56,513
    1992 Series 4 ............................  6.4%            11/01/25         660,000         706,200

Vermont Housing Finance Agency
    Multi-Family Mortgage-Backed Bond
    1977 Series 1 ............................  6.50%           02/15/17          75,000          75,238

Vermont Student Assistance Corp.
    1993 Series D ............................  6.70%           12/15/12         350,000         381,500
                                                                                              ----------
        TOTAL VERMONT BONDS ..................                                                 6,706,188
                                                                                              ----------

PUERTO RICO (10.78%)

Puerto Rico Electric Power Authority
    1995 Revenue Bond, Series X ..............  5.5%            07/01/25         180,000         182,700

Puerto Rico Industrial,
    Medical & Environmental Authority
    1994 Revenue Bond
    (Ryder Memorial Hospital Project) ........  6.6%            05/01/14         425,000         463,781
    1997 Revenue Bond
    (Mennonite General Hospital Project) .....  5.625%          07/01/27         200,000         202,500
                                                                                              ----------
        TOTAL PUERTO RICO BONDS ..............                                                   848,981
                                                                                              ----------
U.S. VIRGIN ISLANDS (5.38%)

U.S. Virgin Islands Public Finance
    Authority 1992 Series A ..................  7.25%           10/01/18         375,000         423,750
                                                                                              ----------
    TOTAL INVESTMENTS IN SECURITIES
      (COST $7,692,024) (101.27%) (1) ........                                                 7,978,919
    OTHER ASSETS AND LIABILITIES, NET -
      (1.27%) ................................                                                   (99,757)
                                                                                              ----------
    NET ASSETS - 100% ........................                                                $7,879,162
                                                                                              ==========
(1) The cost of investments for federal income tax purposes amounted to $7,692,024. Gross unrealized appreciation and depreciation of investments based on identified tax cost at December 31, 1997 are as follows:
    Gross unrealized appreciation ......................................................      $  288,558
    Gross unrealized depreciation ......................................................          (1,663)
                                                                                              ----------
    Net unrealized appreciation ........................................................      $  286,895
                                                                                              ==========

                     See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
------
Investments in securities at market value
  (identified cost $7,692,024) (Note 1-A) .........................  $7,978,919
Cash ..............................................................     109,873
Receivable for interest ...........................................      97,028
Prepaid expenses and other assets .................................      34,644
                                                                     ----------
    TOTAL ASSETS ..................................................   8,220,464
                                                                     ----------
LIABILITIES
------------
Payable for:
  Securities purchased ............................................     339,302
  Capital stock redeemed ..........................................       2,000
                                                                     ----------
    TOTAL LIABILITIES .............................................     341,302
                                                                     ----------
NET ASSETS
----------
  (Applicable to 765,478 shares outstanding, $.01 par value,
    10,000,000 shares authorized) .................................  $7,879,162
                                                                     ==========
NET ASSET VALUE, OFFERING AND REPURCHASE PRICE PER SHARE
--------------------------------------------------------
  ($7,879,162 / 765,478) ..........................................      $10.29
                                                                         ======
NET ASSETS
----------
At December 31, 1997, net assets consisted of:
  Paid-in capital .................................................  $7,577,288
  Accumulated net realized gain on investments ....................      14,979
  Unrealized appreciation of investments ..........................     286,895
                                                                     ----------
                                                                     $7,879,162
                                                                     ==========
                     See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
-----------------
  INCOME
    Interest ......................................................     $446,282
                                                                        --------
  EXPENSES
    Investment advisory fees (Note 4) .............................       52,115
    Printing and postage ..........................................       26,394
    Audit fees ....................................................       10,944
    Insurance .....................................................        9,525
    Administrative and shareholder services (Note 4) ..............       11,192
    Portfolio pricing costs .......................................        2,392
    Custody fees ..................................................        2,733
    Registration fees .............................................        1,445
    Directors fees and expenses ...................................       10,930
    Other .........................................................          642
                                                                        --------
    TOTAL EXPENSES ................................................      128,312
                                                                        --------
      NET INVESTMENT INCOME .......................................      317,970
                                                                        --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------
    Net realized gain on investments sold .........................      147,794
    Net change in unrealized appreciation .........................       98,475
                                                                        --------
        NET GAIN ON INVESTMENTS ...................................      246,269
                                                                        --------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....     $564,239
                                                                        ========

                     See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                                                 1997             1996
                                                                                                 ----             ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
-------------------------------------------------
  Net investment income ...............................................................        $  317,970       $  316,284
  Net realized gain on investments ....................................................           147,794           55,649
  Net change in unrealized appreciation (depreciation) ................................            98,475          (48,332)
                                                                                               ----------       ----------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................           564,239          323,601

  DISTRIBUTIONS TO SHAREHOLDERS FROM
  ----------------------------------
    Net investment income .............................................................          (317,970)        (316,284)

  CAPITAL SHARE TRANSACTIONS (Note 3)
  -----------------------------------
    Increase in net assets resulting from capital share
      transactions ....................................................................           414,136          250,708
                                                                                               ----------       ----------
    TOTAL INCREASE IN NET ASSETS ......................................................           660,405          258,025

NET ASSETS
----------
  Beginning of year ...................................................................         7,218,757        6,960,732
                                                                                               ----------       ----------
  END OF YEAR .........................................................................        $7,879,162       $7,218,757
                                                                                               ==========       ==========

                     See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                             YEARS ENDED DECEMBER 31, 1997
                                                       --------------------------------------------------------------------
                                                        1997             1996            1995           1994           1993
                                                        ----             ----            ----           ----           ----
NET ASSET VALUE
---------------
BEGINNING OF YEAR ................................      $ 9.97           $ 9.96          $ 9.30         $ 9.86         $ 9.88
                                                        ------           ------          ------         ------         ------
  INCOME FROM INVESTMENT OPERATIONS
    Net investment income ........................         .43              .43             .49            .53            .53
    Net gain (loss) on securities (both realized
      and unrealized) ............................         .32              .01             .66           (.56)          (.02)
                                                        ------           ------          ------         ------         ------
    TOTAL FROM INVESTMENT OPERATIONS .............         .75              .44            1.15           (.03)           .51
                                                        ------           ------          ------         ------         ------
  LESS DISTRIBUTIONS FROM
    Net investment income ........................        (.43)            (.43)           (.49)          (.53)          (.53)
                                                        ------           ------          ------         ------         ------
  END OF YEAR ....................................      $10.29           $ 9.97          $ 9.96         $ 9.30         $ 9.86
                                                        ------           ------          ------         ------         ------

TOTAL RETURN .....................................        7.74%            4.56%          12.65%         (0.27)%         5.26%
------------

RATIOS/SUPPLEMENTAL DATA
------------------------
  NET ASSETS AT END OF YEAR (000'S) ..............      $7,879           $7,219          $6,961         $5,786         $5,875
  RATIO OF
    Expenses to average net assets ...............        1.72%            1.55%           1.49%          1.66%          2.48%
    Net investment income to average net assets ..        4.26%            4.41%           5.06%          5.61%          5.34%

PORTFOLIO TURNOVER ...............................          60%              98%            182%            44%            61%
------------------

                     See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997

(1) Summary of Significant Accounting Policies
    ------------------------------------------

The Tax Free Fund of Vermont, Inc. (the "FUND") was incorporated under the laws of the State of Vermont on May 20, 1991. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment company. The Fund's investment goal is to seek the highest level of current income exempt from Federal and Vermont income taxes for shareholders as is consistent with the prudent investment management of the principal invested by shareholders.


The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   (A) Security Valuation
       ------------------
       Portfolio securities are valued by an independent pricing service using market quotations, prices provided by market makers, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics, in accordance with procedures established in good faith by the Board of Directors.

   (B) Security Transactions and Investment Income
       -------------------------------------------
       Security transactions are accounted for on the trade date. Interest income is accrued on a daily basis. Bond premiums and discounts are amortized/ accreted as required by the Internal Revenue Code.

   (C) Income Taxes
       ------------
       It is the Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution of all taxable income to the Fund's shareholders. Therefore, no Federal income tax provision is required. By qualifying as a "REGULATED INVESTMENT COMPANY" for Federal income tax purposes, the Fund is not subject to Vermont income taxes on net income and net capital gains, if any, that are distributed to the Fund's shareholders. Dividends paid by the Fund to shareholders which qualify as "EXEMPT INTEREST DIVIDENDS" for Federal income tax purposes are also excludable from shareholders' gross income for Vermont state income tax purposes so long as the total assets of the Fund are invested in Vermont Municipal Bonds and Other Municipal Bonds as defined in the prospectus.

   (D) Distributions to Shareholders
       -----------------------------
       The Fund intends to declare daily and distribute monthly to its shareholders dividends from net investment income and to declare and distribute annually net realized long-term capital gains, if any. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of post-October capital losses. Each distribution will be made in shares or, at the option of the shareholder, in cash.

   (E) Use of Estimates
       ----------------
       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) Purchases and Sales of Securities
    ---------------------------------
Realized gains and losses are recorded on the specific identification method. Costs of purchases and proceeds from sales of securities for the Fund aggregated $4,988,177 and $4,302,802, respectively.

(3) Capital Share Transactions
    --------------------------
Transactions in shares of the Fund for the years ended December 31, 1997 and 1996, were as follows:

                                       1997                       1996
                                ----------------------    ---------------------
                                SHARES       AMOUNT        SHARES      AMOUNT
                                ------       ------        ------      ------
Shares sold ..................   130,732    $1,316,230     113,580   $1,126,288
Shares issued in reinvestment
  of dividends                    21,950       221,620      19,836      196,725
Shares redeemed ..............  (111,499)   (1,123,714)   (108,155)  (1,072,305)
                                --------    ----------    --------   ----------
NET INCREASE .................    41,183    $  414,136      25,261   $  250,708
                                ========    ==========    ========   ==========

(4) Investment Advisory Fee and Other Transactions with Affiliates
    --------------------------------------------------------------
As compensation for its management services, the Fund has agreed to pay Vermont Fund Advisors, Inc. (the "ADVISOR") a fee computed at the annual rate of.7% (seven-tenths of 1 percent) of average daily net asset value. However, the Advisor may voluntarily waive or refund investment advisory fees payable to it under the Advisory Agreement and assume and pay or otherwise reimburse the Fund for other operating expenses to whatever extent deemed necessary and appropriate. There was no reimbursement made by the Advisor for the year ended December 31, 1997.

In addition, the Fund has entered into an Administrative Services Agreement with the Advisor. The Agreement provides for a fee computed at a rate of.08% (eight-one hundredths of 1 percent) on the average daily net asset value of the Fund to be paid for administrative services received by the Fund. For the year ended December 31, 1997, administrative services fees paid by the Fund totaled $6,109.

The president, director and sole shareholder of the Advisor also serves as president and as a director of the Fund. Officers of the Fund receive no compensation directly from the Fund.

(5) Concentration of Credit Risk
    ----------------------------
The Fund invests a substantial proportion of its investments in debt obligations issued by the State of Vermont and its political sub-divisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Vermont municipal securities than is a fund that is not concentrated in these issuers to the same extent.